NET EARNINGS PER SHARE	12 Months Ended
Sep. 27, 2019
Earnings Per Share [Abstract]
NET EARNINGS PER SHARE	NET EARNINGS PER SHARE
Basic net earnings per common share is computed by dividing the net earnings for the period by the weighted average number of shares of common stock outstanding during the reporting period. Diluted net earnings per common share reflects the effects of potentially dilutive securities, which is computed by dividing net earnings by the sum of the weighted average number of common shares outstanding and dilutive common shares, which consists of stock options and unvested restricted stock.
A reconciliation of the numerator and denominator used in the calculation of basic and diluted net income per common share is as follows:

	Fiscal Year
(In millions, except per share amounts)	2019	2018	2017
Net earnings attributable to Varex	$15.5	$27.5	$51.6
Weighted average shares outstanding - basic	38.2	37.9	37.6
Dilutive effect of potential common shares	0.4	0.5	0.4
Weighted average shares outstanding - diluted	38.6	38.4	38
Net earnings per share attributable to Varex - basic	$0.41	$0.73	$1.37
Net earnings per share attributable to Varex - diluted	$0.40	$0.72	$1.36
Anti-dilutive employee shared based awards, excluded	1.9	1.2	1.0

The Company excludes potentially dilutive common shares (consisting of shares underlying stock options and the employee stock purchase plan) from the computation of diluted weighted average shares outstanding if the inclusion of the shares underlying these stock awards would be anti-dilutive to earnings per share.